                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 7, 2003
                                                         ---------------

         SECURITISATION ADVISORY SERVICES PTY. LIMITED (as trust manager of Medallion Trust Series 2003-1G)


                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
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             (Exact Name of Registrant as Specified in its Charter)



             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)


            333-75072                                  Not Applicable
-----------------------------------         ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)



Level 6, 48 Martin Place, Sydney, 2000 Australia       Not Applicable
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    (Address of Principal Executive Offices)             (Zip Code)


                                  612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On or about March 20, 2003 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the "Issuer Trustee") of the Medallion Trust Series 2003-1G (the "Trust") will cause the issuance and sale of approximately $ 1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due December, 2033 (the "Notes") pursuant to a registration statement (No. 333-75072) declared effective on January 10, 2002. The Registrant is the trust manager for the issuance of the Notes.

         In connection with the sale of the Notes, the Registrant has been advised by J.P. Morgan Securities Inc. ("J.P. Morgan"), that J.P. Morgan has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-75072 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by J.P. Morgan. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by J.P. Morgan at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial Statements

            Not applicable.

(b)         Pro Forma Financial Information.

            Not applicable.

(c)         Exhibits.

                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.                      DESCRIPTION
-----------     --------------                   -----------

     1               99           Computational Materials--Computational
                                  Materials (as defined in Item 5) that have been provided by J.P. Morgan Securities Inc.
                                  to certain prospective purchasers of Medallion
                                  Trust Series 2003-1G Class A Mortgage Backed
                                  Floating Rate Notes (filed on paper pursuant to Rule 311(i) of Regulation S-T)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SECURITISATION ADVISORY
                                                     SERVICES PTY. LIMITED
                                                     (Registrant)





Dated:  March 7, 2003                       By: /s/ Gwenneth O'Shea
                                                ------------------------------
                                            Name:   Gwenneth O'Shea
                                            Title:  Specialist, Securitisation

                                INDEX OF EXHIBITS



               ITEM 601(a) OF       SEQUENTIALLY
EXHIBIT        REGULATION S-K       NUMBERED
NUMBER         EXHIBIT NO.          DESCRIPTION                      PAGE
------         --------------       ------------                     ----

Exhibit 1      99                   Computational Materials            1